The PNC Financial Services Group, Inc. Annual Meeting of Shareholders April 24, 2012 Exhibit 99.1 * * * * ****

* * * * * James E. Rohr Chairman and Chief Executive Officer ******* *****

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2011 Form 10-K as amended, including in the Risk
Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial
Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense) and on tangible book value per share (calculated as book value per share less total intangible assets, other than servicing rights, per share). We believe that pretax pre-
provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations and to help evaluate our earnings created by operating leverage. And we believe that tangible book value per share, a non-GAAP measure, is useful as a tool to help to better evaluate growth of the company’s business apart from the amount, on a per share basis, of intangible assets other than servicing rights included in book value. Where applicable, we provide GAAP reconciliations for such additional information, including in the Appendix and on our corporate website at www.pnc.com/investorevents.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Accelerating Our Achievement
Good financial performance in 2011 driven by
exceptional customer growth
Well-positioned franchise capturing new
opportunities while adapting to industry challenges
First quarter results demonstrate our strong
competitive positioning
Creating shareholder value
-
Increased dividend to $.40 from $.10, or 300% over past 2 years
- Plans to repurchase up to $250 million of common stock in 2012
1
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
(1) Subject to factors such as market and general economic conditions, economic capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, and the potential impact on credit ratings.

Good 2011 Performance in a Challenging Environment
Delivered net income of $3.1 billion
Increased customers across our businesses
Grew deposits and loans
Stable overall credit quality
Managed expenses while investing for growth
Strengthened capital and liquidity positions
Expanded presence in attractive growth markets
PNC Is Positioned to Deliver Even Greater Shareholder Value. PNC Is Positioned to Deliver Even Greater Shareholder Value.

S&P 500 Index
S&P 500 Banks
Peer Group
PNC
2006
2007
2008
2009
2010
2011

Delivering Long–Term Value for Our Shareholders
December 31
Comparison of cumulative 5-year total return
(assumes $100 investment  at close of market on December 31, 2006)
(1) Peer group represents BBT, BAC, COF, CMA, FITB, JPM, KEY, MTB, PNC, RF, STI, USB and WFC. This graph shows the cumulative total shareholder return
(i.e., price change plus reinvestment of dividends) on our common stock during the five-year period ended December 31, 2011, as compared with a selected peer group, the S&P 500 Index and the S&P 500 Banks. The yearly points marked on the horizontal axis of the graph correspond to December 31 of that year. The stock performance graph assumes that $100 was invested on January 1, 2007 for the five year period and that any dividends were reinvested.
$100
$50
$0
1
$100
$50
$0

296
75
(thousands)
Checking relationships grew 4x the growth in 2010
2010
2011

New Clients
New primary clients increased by 15% YoY
2010
2011

(billions)
2010
2011

Focused on Growing Client Relationships
Asset Management Group
Retail Banking Corporate & Institutional Banking
(1) Checking relationship growth refers to consumer and small business accounts. (2) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (3) Total net flows defined as net change from clients including dividends received.
Discretionary assets under
management total net
flows³
Total sales have increased by 38%
for 2011 vs. 2010
New clients represent 12% of total
existing primary clients at
December 31, 2011
2011 total growth of 5%, greater
than 1% footprint population growth
Corporate Banking new primary
clients²
Checking relationship
growth¹
+
+
1,012
1,165
-$2.3
-$0.8

December 31, 2001
Deposits $47B
Assets $70B
Branches 712
PNC’s Growing Franchise - 2001
(1) At December 31, 2001, PNC’s branch network was principally located in PA, NJ, DE, OH and KY.
Indicates branches and other
office locations 1

December 31, 2007
Deposits $83B
Assets $139B
Branches 1,102
PNC’s Growing Franchise - 2007
(1) At December 31, 2007, PNC’s branch network was principally located in PA, NJ, DC, MD, VA, OH, KY and DE.
Indicates branches and other
office locations 1

December 31, 2010
Deposits $183B
Assets $264B
Branches 2,470
PNC’s Growing Franchise - 2010
(1) At December 31, 2010, PNC’s branch network was principally located in PA, OH, NJ, MI, MD, IL, IN, KY, FL, VA, MO, DE, DC and WI.
Indicates branches and other
office locations 1

March 31, 2012
Deposits $206B
Assets $296B
Branches 2,900
PNC’s Growing Franchise - 2012
Indicates branches and other
office locations 1
(1) At March 31, 2012, PNC’s branch network was principally located in PA, OH, NJ, MI, IL, MD, IN, NC, FL, KY, DC, AL, DE, GA, VA, MO, WI and SC.

Retail Banking
Corporate & Institutional Banking
Achieve optimal staffing levels across
markets
Leverage referral channels across the
businesses
Drive growth in high potential and
newly acquired markets
Grow checking relationships
Increase share of wallet
Lower cost to serve
Capitalize on market dislocation to
grow long-term primary client
relationships
Leverage RBC Bank (USA) acquisition
to expand into Southeast
Continue to invest in people, products
and technologies
Asset Management Group
Residential Mortgage Banking
Leverage cross-sell opportunities
Asset generation for balance sheet
Leverage our technology
infrastructure to enhance the
customer experience
Executing Our Growth Strategies

Our Business Model Continues to Perform
1Q12 financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$811 million $1.44 1.16%
Delivered excellent financial results driven by customer, loan and revenue growth
Successfully closed and converted RBC Bank (USA)
Capital actions reflect balance sheet strength
- Tier 1 common ratio 9.3%
1
- Common stock dividend increase of 14% for 2Q12
- Plans to repurchase up to $250 million of common stock in 2012
2
Grew customers and loans
Continued to build a strong and high quality balance sheet
Stable overall credit quality and disciplined expense management
1Q12 Achievements
(1) Estimated (2) Subject to factors such as market and general economic conditions, economic  capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, and the potential impact on credit ratings.

SHAREHOLDERS CUSTOMERS
EMPLOYEES COMMUNITIES
Our Stakeholders Drive PNC
Return
Operating leverage
Capital deployment
Engagement
Brand equity
Customer growth
Market share
Engagement
Talent management
Diversity
Community-based spending
Grow Up Great

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,”
“will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following::
o Changes in interest rates and valuations in debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o The impact on financial markets and the economy of the downgrade by Standard & Poor’s of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o Slowing or failure of the current moderate economic recovery.
o Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist in 2012 and interest rates will remain very low.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
o Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and
Consumer Protection Act and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel III initiatives.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-
acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•Our acquisition of RBC Bank (USA) presents us with risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC, including:
o Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and regulatory and other governmental investigations that may be filed or commenced, as a result of this transaction or otherwise, could impact the timing or realization of anticipated benefits to PNC.
o Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses. PNC’s ability to integrate RBC Bank
(USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction. Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding some of these factors in our 2011 Form 10-K as amended by amendment no. 1 thereto, including in the Risk
Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated Financial
Statements in that report, and our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.